UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                          _____________________

                                FORM 8-K

                            CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934



                           October 31, 2003
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             Date of report (Date of earliest event reported)



                     Peoples Community Bancorp, Inc.
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         (Exact name of registrant as specified in its charter)



         Maryland                      000-29949                 31-1686242
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                          45069
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(Address of principal executive offices)                         (Zip Code)



                              (513) 870-3530
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           (Registrant's telephone number, including area code)



                              Not Applicable
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       (Former name or former address, if changed since last report)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  The following exhibit is included with this Report:


Exhibit No.         Description
-----------         -----------

     99.1           Press Release, dated October 31, 2003


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On October 31, 2003, Peoples Community Bancorp, Inc. issued a press release announcing its results of operations for the quarter ended September 30, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.
























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.


  Date: October 31, 2003      By:  /s/ Teresa A. O'Quinn
                                   ----------------------------------
                                   Teresa A. O'Quinn
                                   Chief Financial Officer































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